UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2020

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2020, Ferrellgas Partners, L.P. (the “Company” or “MLP”), Ferrellgas, L.P. (“OpCo”), Ferrellgas, Inc., Ferrellgas GP II, LLC, Ferrellgas GP III, LLC, Ferrellgas Partners Finance Corp. (“Partners Finance”), and certain of their affiliates (collectively, the “Company Parties”) entered into a Transaction Support Agreement (together with all exhibits and supplements thereto, the “TSA”) with certain holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that hold, claims (collectively, the “Consenting Noteholders”) arising under, derived from or based upon that certain Indenture dated as of April 13, 2010 (as amended, modified or supplemented, the “2010 Indenture”) between MLP and Partners Finance, as co-issuers, and U.S. Bank National Association, as trustee, pursuant to which the 8.625% Senior Notes due 2020 (the “2020 Notes”) were issued by MLP and Partners Finance. As of December 10, 2020, the Consenting Noteholders hold or represent, in the aggregate, approximately 74% of the outstanding amount of the 2020 Notes. Capitalized terms used but not otherwise defined in Item 1.01 of this Current Report on Form 8-K have the meanings given to them in the TSA.

The TSA sets forth (i) a restructuring process to satisfy the obligations of MLP and Partners Finance under the 2020 Notes (the “MLP Transactions”), which will be effectuated through pre-packaged voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code filed by only MLP and Partners Finance and the confirmation of a pre-packaged plan of reorganization for MLP and Partners Finance, and (ii) a refinancing process of OpCo, including but not limited to, replacement of OpCo’s existing unsecured notes due 2021, 2022 and 2023 (the “OpCo Transactions” and, together with the MLP Transactions, the “Transactions”), which will be consummated on the effective date (the “Effective Date”) of MLP’s plan of reorganization that implements the MLP Transactions (the “Plan”) and will close simultaneously with the MLP Transactions effectuated under the Plan.

Material Terms of the TSA and the Transactions

Generally, the TSA and the Transactions contemplate, among other things, the transactions and changes to the capital structure and governance of the Company Parties as described in more detail below.

Pursuant to the TSA, and subject to the terms and conditions thereof, the parties thereto have agreed to support, act in good faith and take all steps reasonably necessary and desirable to implement and consummate the Transactions until the TSA is terminated. The Consenting Noteholders have agreed, among other things, (i) to forbear from taking actions with respect to any default or event of default by the Company Parties under the 2020 Indenture which arises solely as a result of the failure to make payments of the principal due on the 2020 Notes, and (ii) to vote in favor of any matter requiring approval to the extent necessary to implement the Transactions and the Plan.

Under the terms of the Plan contemplated by the TSA, (i) each holder of an allowed claim based on the 2020 Notes will receive, in full satisfaction of such claim, such holder’s pro rata share of 100% of the new Class B units issued by MLP (the “New Class B Units”); (ii) each holder of existing common units of MLP (the “Existing LP Units”) will receive or retain such holder’s pro rata share of the new Class A common units issued by MLP (the “New Class A Units”), subject to dilution by the New Class A Units issued upon conversion of the New Class B Units; (iii) any allowed secured guarantee claim on account of the guarantee of payment by MLP of the 10.00% Senior Secured First Lien Notes due 2025 co-issued by OpCo and Ferrellgas Finance Corp. (the “2025 Notes”) will not be impaired and will be reinstated; and (iv) any allowed claim on account of the pending litigation in the United States District Court for the Eastern District of Pennsylvania under the caption Eddystone Rail Company, LLC v. Bridger Logistics, LLC, et al., No. 2:17-cv-00495 (E.D. Pa) will not be impaired and will be reinstated.

Under the terms of the MLP Transactions contemplated by the TSA, (i) MLP will issue New Class A Units to all current holders of the Existing LP Units and may, upon the consent of the Required Consenting Noteholders, issue additional New Class A Units to such parties as determined at the discretion of MLP; (ii) MLP will issue 100% of the New Class B Units to the holders of the 2020 Notes; (iii) distributions to New Class A Units and New Class B Units shall be made at a ratio of no less than 6:1 in favor of the New Class B Units on an aggregate basis until holders of New Class B Units receive distributions in the aggregate amount equaling $357,000,000 (which is the outstanding principal amount of the 2020 Notes), upon which the New Class B Units will automatically be converted to New Class A Units at the applicable conversion rate set forth in the following table for the year following the Effective Date in which the conversion occurs:

Year Post-Emergence	Conversion Factor
Y1	1.75x
Y2	2.00x
Y3	3.50x
Y4	4.00x
Y5	5.00x
Y6	6.00x
Y7	7.00x
Y8	10.00x
Y9	12.00x
Y10	25.00x

The New Class B Units will be callable at MLP’s option in the first five years after issuance at a price no less than a certain internal rate of return on $357,000,000, subject to receipt of certain minimum amount if called in the first year after issuance. The holders of New Class B Units will, at the time of issuance, receive the right to acquire all general partner units of the general partner of MLP and OpCo if the New Class B Units are still outstanding and have not been converted to New Class A Units by the earlier of (i) a material breach of the covenants in favor of the New Class B Units under the MLP or OpCo partnership agreements that is not cured within the time period specified therein and (ii) the 10th anniversary of the Effective Date.

Under the terms of the OpCo Transactions contemplated by the TSA, (i) OpCo will issue [$753] million of new or additional notes (the “New OpCo Notes”) in a manner that will not result in the acceleration of obligations under the Indenture governing the 2025 Notes (the “2025 Indenture”), or the ability of any holder of 2025 Notes to accelerate amounts owed thereunder or cause the 2025 Notes to be in default, subject to certain terms acceptable to the Required Consenting Noteholders; (ii) OpCo will enter into a revolving credit facility, which will contain terms and conditions that are acceptable to the Required Consenting Noteholders; (iii) either OpCo or MLP will issue $[525] million of new unregistered preferred equity (the “New Senior Preferred Units”), which will not constitute Redeemable Capital Stock under the 2025 Indenture (as defined therein), in a manner that will not result in the acceleration of obligations under the 2025 Indenture or the ability of any holder of 2025 Notes to accelerate amounts owed thereunder or cause the 2025 Notes to be in default; (iv) OpCo’s existing unsecured notes due 2021, 2022 and 2023 will be redeemed, with the sources and uses for such redemption consented to by the Required Consenting Noteholders; and (v) OpCo or MLP, as applicable, will provide the holders of 2020 Notes with the opportunity to participate in the marketing process for the New Senior Preferred Units and to acquire up to 35% of the total amount of the New Senior Preferred Units issued.

On the Effective Date, the partnership agreements of MLP and OpCo will be amended to provide certain covenants for the benefit of holders of the New Class B Units, including, among others, requirements for cash distribution to unitholders and restrictions on incurrence of equity or indebtedness, engagement in related party transactions, asset sales, investments, contributions or other transfers of assets, amendments of partnership agreements and changes in governance. In addition, the holders of New Class B Units will be permitted to designate one independent director to the board of directors of Ferrellgas, Inc. (the “New Class B Independent Director”). The New Class B Independent Director will not be affiliated with any Consenting Noteholder and will be acceptable to OpCo and MLP. Further, beneficial owners of more than 20% of the Class A Units will not be permitted to vote that portion of their Class A Units that is greater than 20% during certain periods with respect to certain matters, so long as James E. Ferrell remains Chairman of the board of directors of Ferrellgas, Inc. or James E. Ferrell designates a successor as Chairman of the board of directors, which is approved by a majority of the board of directors, which majority includes the New Class B Independent Director voting to approve such successor and such New Class B Independent Director cannot unreasonably withhold such approval.

The TSA contains certain milestones relating to the commencement of the solicitation of acceptances of the Plan (the “Solicitation”), the refinancing process and the Chapter 11 Cases, which include the dates by which MLP is required to commence the Solicitation and, thereafter, commence the Chapter 11 Cases or obtain certain approval orders of the United States Bankruptcy Court for the District of Delaware. In addition, the milestones include the obligation of MLP and Partners Finance to emerge from chapter 11 protection no later than April 4, 2021, unless that deadline is extended pursuant to the terms of the TSA.

The TSA also provides that the TSA may be terminated by the Required Consenting Noteholders with respect to the Consenting Noteholders or by any Company Party with respect to the Company Parties upon the occurrence of certain events set forth therein. In particular, the Company Parties may terminate the TSA in the event the governing body of any Company Party determines, after consulting with counsel, (i) that continuing to pursue any of the Transactions in the manner contemplated by the TSA would be inconsistent with the exercise of its contractual or fiduciary duties or applicable law or (ii) in the exercise of its contractual or fiduciary duties, to pursue an alternative transaction proposal. Accordingly, no assurance can be given that the restructuring and refinancing processes described in the TSA will be consummated.

The foregoing description of the TSA is not complete and is qualified in its entirety by reference to the TSA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated by reference in this Item 1.01.

Item 7.01	Regulation FD Disclosure.

In connection with the Transactions as described in the TSA, the Company Parties may also consider other balance sheet refinancing opportunities concurrent with implementing the Transactions. In addition, the Company has also engaged in confidential discussions and negotiations under Confidentiality Agreements (the “NDAs”) with certain holders (and/or investment advisors or managers of discretionary funds, accounts or other entities for such holders) of the 2020 Notes, which discussions and negotiations included, but were not limited to, potential transactions related to restructuring the obligations under the 2020 Notes.

As part of such discussions and negotiations, the Company’s management provided such holders with certain confidential information. Pursuant to the NDAs, the Company agreed to publicly disclose certain information, including the information set forth in Exhibit 99.1 attached hereto (the “Cleansing Material”), upon the occurrence of certain events set forth in the NDAs.

The Cleansing Material was prepared solely to facilitate a discussion with the parties to the NDAs and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company Parties. The Cleansing Material should not be regarded as an indication that the Company Parties or any third party consider the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. Neither the Company Parties nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error. In the event any transaction occurs in the future, the terms of any such transaction may be materially different than the terms set forth in the Cleansing Material. However, no assurance can be given that any such transaction will occur at all.

The foregoing description of the Cleansing Material does not purport to be complete and is qualified in its entirety by reference to the complete materials furnished as Exhibit 99.1 attached hereto.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These statements often use words such as “anticipate,” “believe,” “intend,” “plan,” “projection,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” or the negative of those terms or other variations of them or comparable terminology. These statements often discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future and are based upon the beliefs and assumptions of our management and on the information currently available to them.

The successful consummation of the Transactions contemplated by the TSA are subject to various conditions, including the successful negotiation of definitive documentation and other conditions that are not within the control of the Company Parties. There can be no assurances that the Company Parties or any of their affiliates will be able to successfully negotiate or implement the Transactions contemplated by the TSA, or if they are able to do so, that such negotiation or implementation will be consistent with the terms described herein.

We continue to experience financial, business, operational and reputational risks that could materially affect our present expectations and projections. For additional information regarding known material factors that could cause our actual results to differ from those contained in or implied by forward-looking statements, please see the section entitled “Risk Factors” in the Company Parties Annual Report on Form 10-K for the year ended July 31, 2020, filed with the Securities and Exchange Commission on October 15, 2020.

You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Transaction Support Agreement, dated as of December 10, 2020, by and among the Company Parties (as defined therein) and the Consenting Lenders (as defined therein)

99.1	Cleansing Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
By: Ferrellgas, Inc., its general partner

Date: December 11, 2020	By:	/s/ JAMES E. FERRELL
Name: James E. Ferrell Title: Interim Chief Executive Officer and President

Ferrellgas Partners Finance Corp.

Date: December 11, 2020	By:	/s/ JAMES E. FERRELL
Name: James E. Ferrell Title: Interim Chief Executive Officer and President

Ferrellgas, L.P.
By: Ferrellgas, Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC, its general partners

Date: December 11, 2020	By:	/s/ JAMES E. FERRELL
Name: James E. Ferrell Title: Interim Chief Executive Officer and President

Ferrellgas Finance Corp.

Date: December 11, 2020	By:	/s/ JAMES E. FERRELL
Name: James E. Ferrell Title: Interim Chief Executive Officer and President